SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

December 21, 2007

Date of Report

December 18, 2007

(Date of earliest event reported)

AIMS™ WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-86711	87-0567854
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10400 Eaton Place, Suite 203, Fairfax, VA  22030

(Address of principal executive offices, including zip code)

703-621-3875

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01.  Changes in Registrant’s Certifying Accountant.

On December 18, 2007, AIMS Worldwide, Inc. (the “Registrant”) dismissed Cordovano and Honeck LLP (“Cordovano and Honeck”) as its independent auditors, effective immediately. On December 18, 2007, the Registrant engaged Turner, Jones, and Associates, P.L.L.C., of Vienna, Virginia, as its successor independent audit firm.  The Registrant’s dismissal of Cordovano and Honeck, originally engaged to audit the December 31, 2002, financial statements, was approved by the Registrant’s Board of Directors on December 11, 2007.

Cordovano and Honeck’s audit reports on the Registrant’s financial statements as of and for the fiscal years ended December 31, 2005 and 2006 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Registrant’s financial statements for each of the two most recently filed financial statements for the years ended December 31, 2005 and 2006 and through the date hereof, there were no disagreements between the Registrant and Cordovano and Honeck on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Cordovano and Honeck’s satisfaction, would have caused Cordovano and Honeck to make reference to the matter in its reports on the financial statements for such years.

In connection with the audits of the Registrant’s financial statements for each of the two most recently filed financial statements for the years ended December 31, 2005 and 2006 and through the date hereof, there have been no “reportable events” as defined in Regulation S-B, Item 304(a)(1)(iv).

The Registrant has requested that Cordovano and Honeck furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of Cordovano and Honeck’s letter will be filed with the SEC upon receipt.

In deciding to select Turner, Jones, and Associates, P.L.L.C, the Board of Directors reviewed auditor independence issues and existing commercial relationships with Turner, Jones, and Associates, P.L.L.C, and concluded that Turner, Jones, and Associates, P.L.L.C, has no commercial relationship with the Registrant that would impair its independence. During the Registrant’s fiscal years ended December 31, 2005 and 2006 and through the date hereof, the Registrant did not consult with Turner, Jones, and Associates, P.L.L.C, regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
16.1	Letter dated December 21, 2007, from Cordovano and Honeck, LLP to the Securities and Exchange Commission.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AIMS™ WORLDWIDE, INC.

By: /s/ Gerald Garcia, Jr.

Gerald Garcia, Jr.

President and Chief Executive Officer

December 21, 2007

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